Certificate No. ________ For ________ Shares Issued to ____________________

Dated ____________________, 20 ____ Receipt acknowledged ____________________

Transferred from ________ / /20

No. Original Certificate	No. Original Shares	No. Of Shares Transferred

NUMBER

00

INCORPORATED UNDER THE LAWS OF

SHARES



Accelerize New Media Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
Authorized To Issue 2,000,000 Shares Preferred Stock At $0.001 Par Value

This Certifies that ____________________ is the owner of ____________________ fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________ day of ________ A. D. 20 ____

____________________ TREASURER/SECRETARY

____________________ PRESIDENT

EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN	As joint tenants with right of survivorship and not as tenants in common
TEN COM	As tenants in common
TEN ENT	As tenants by the entireties
UNIF GIFT MIN ACT	Uniform Gifts to Minors Act
CUST	Custodian for
UNIF TRANS MIN ACT	Uniform Transfers to Minors Act

For Value Received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

________________________________ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*

________________________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated ________________ *20*___

In presence of

________________________ ________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

CERTIFICATE

FOR ______ SHARES OF

Issued to

Dated